UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

PODCASTONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41795	35-2503373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

335 N. Maple Drive Suite 127

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 858-0888

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	PODC	The NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective as of January 24, 2024, Aaron Sullivan was appointed as the full-time Chief Financial Officer, Treasurer and Secretary of PodcastOne, Inc. (the “Company”) in connection with Mr. Sullivan’s appointment to the same positions with LiveOne, Inc., the Company’s parent (“LiveOne”), and LiveOne’s other major subsidiaries.

Mr. Sullivan, age 42, has served as the Company’s and LiveOne’s Interim Chief Financial Officer since December 31, 2021. Mr. Sullivan has held various positions since joining LiveOne as its Controller and Executive Vice President in March 2019, including as the Interim Treasurer and Interim Secretary of the Company and the Executive Vice President, Controller, Interim Treasurer and Interim Secretary of LiveOne. Mr. Sullivan is a seasoned executive with extensive financial, mergers and acquisitions and operational experience in building, managing and scaling organizations, as well with financial reporting and internal controls. Mr. Sullivan has built and led financial organizations across multi-billion-dollar technology companies. Prior to joining the Company, Mr. Sullivan served as the Controller - Cloud of j2 Global, Inc. (now Consensus Cloud Solutions, Inc.), a cloud software company, since July 2015. Prior to that, Mr. Sullivan worked at PricewaterhouseCoopers LLP, a global public accounting firm. Mr. Sullivan holds a B.A, Business & Economics degree from Trinity College Dublin, Ireland and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Sullivan and any other persons pursuant to which Mr. Sullivan was appointed to his positions. There are no family relationships between Mr. Sullivan and any of the Company’s officers or directors. Other than as described below, there are no other transactions to which the Company or any of its subsidiaries is a party in which Mr. Sullivan has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Sullivan’s compensation for service as the Company’s Chief Financial Officer, Treasurer and Secretary will be as provided in his Employment Agreement with LiveOne, dated as of January 24, 2024, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by LiveOne with the U.S. Securities and Exchange Commission on January 30, 2024. In connection with his appointment and/or continued service in his current positions, the Company may provide additional compensation to Mr. Sullivan in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PODCASTONE, INC.

Dated: January 30, 2024	By:	/s/ Aaron Sullivan
	Name:	Aaron Sullivan
	Title:	Chief Financial Officer

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